                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 13, 2007
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                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

          New York                   0-3319                       13-1784308
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

        11550 West King Street, Franklin Park, IL                     60131
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         (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

      On March 13, 2007, Del Global  Technologies  Corp., a New York corporation
(the "Company"),  issued a press release announcing the successful completion of its previously-announced rights offering.

      A copy of the press  release is  furnished  as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)   EXHIBITS

           Exhibit No.       Exhibits
           -----------       --------

           99.1              Press Release dated March 13, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
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                                                       (Registrant)

Date:  March 13, 2007                     By:  /s/ Mark A. Zorko
                                               ---------------------------------
                                               Mark A. Zorko
                                               Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.    Description
      -----------    -----------

      99.1           Press Release dated March 13, 2007.